UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2025

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 World Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (844) 384-5069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share;	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 19, 2025, Unicoin Inc. (“Unicoin” or the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Diamond Lake Minerals, Inc. (“DLMI”) and certain shareholders of DLMI (the “DLMI Shareholders”). Pursuant to the Exchange Agreement, Unicoin agreed to issue shares of its common stock to the DLMI Shareholders in exchange for a portion of their shares in DLMI.

The Exchange Agreement includes customary representations, warranties, and covenants of the parties. It also includes specific provisions regarding future rights and obligations of the DLMI Shareholders with respect to Unicoin’s digital token project (the “Unicoin Tokens”), including representations regarding regulatory compliance, acknowledgments of risk, and conditions precedent to any potential future issuance of Unicoin Tokens.

Upon Closing, Unicoin will acquire 51% of the issued and outstanding shares of DLMI, and the DLMI Shareholders will receive an aggregate of Eighteen Million (18,000,000) shares of Unicoin common stock in exchange.

The Exchange Agreement also provides that Unicoin is allocating Unicoin digital tokens to the Shareholders pursuant to the terms of the Agreement, subject to applicable securities laws, regulatory developments, and the acknowledgments and representations set forth in Section 4.5 of the Agreement. However, no Unicoin Tokens are being issued at this time.

The foregoing summary of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In connection with the execution of the Exchange Agreement described above, upon closing, Unicoin will issue an aggregate of Eighteen Million (18,000,000) shares of its common stock to certain shareholders of DLMI in exchange for their shares in DLMI. The issuance of shares by Unicoin was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D and Regulation S promulgated thereunder, based on representations made by the DLMI Shareholders, including that each recipient is an “accredited investor” as defined in Rule 501(a) or is a non-U.S. person within the meaning of Regulation S.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1

DLMI Share Exchange Agreement executed on June 19, 2025. Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.,

By:	/s/ Eduardo Serrano
Name:	Eduardo Serrano
Title:	Senior Vice President and Legal Counsel

Dated: June 20, 2025

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